UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 22, 2009
Ideation Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33800	77-0688094

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Market Street, Suite 1300, Wilmington, Delaware	19801

(Address of Principal Executive Offices)	(Zip Code)
(310) 694-8150

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On September 22, 2009, Ideation Acquisition Corp., a Delaware corporation (“Ideation”), entered into a Third Amendment to the Agreement and Plan of Merger, Conversion and Share Exchange (the “Third Amendment”) with Earl Yen, Tommy Cheung, Terrance Hogan, Qinying Liu, Linden Ventures, and ID Arizona Corp., an Arizona corporation and wholly owned subsidiary of Ideation (“ID Arizona”). The Third Amendment amends the previously announced Agreement and Plan of Merger, Conversion and Share Exchange (the “Share Exchange Agreement”) by and among Ideation, ID Arizona, SearchMedia International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“SM Cayman” or “SearchMedia”), the direct subsidiaries of SM Cayman, and Shanghai Jingli Advertising Co. Ltd. (“Jingli Shanghai”), and certain shareholders and warrantholders of SM Cayman, among others. The Share Exchange Agreement was previously amended on May 27, 2009 and September 8, 2009.
     The Third Amendment amends the Share Exchange Agreement to provide the following:
•	the amendment of Schedule B and Schedule C to the Share Exchange Agreement to reflect the proportional repurchases of approximately 3,000,000 SM Cayman ordinary, Series B preferred and Series C preferred shares from SM Cayman shareholders and issuances of approximately 3,000,000 options under the SM 2008 Share Incentive Plan to employees of SM Cayman and its subsidiaries;

•	the exclusion of any compensation charges attributable to the above repurchases and issuances from the definition of “adjusted net income;”

•	the amendment and restatement of the lock-up agreements, set forth as Exhibits F-1 and F-2 to the Share Exchange Agreement providing that for Qinying Liu, Le Yang and China Seed Ventures, L.P. (“CSV”), the lock-up shall apply for 12 months after the closing of the Share Exchange Agreement with respect to ten percent (10%) of the shares and other securities received in connection with the business combination and underlying securities received in connection with the business combination, 18 months after the closing of the Share Exchange Agreement with respect to fifteen percent (15%) of such securities, and 24 months after the closing of the Share Exchange Agreement with respect to the remaining seventy-five percent (75%) of such securities, provided that with respect to CSV, this lock-up shall apply only to shares acquired by CSV in exchange for SM Cayman ordinary shares held by it immediately prior to the closing of the business combination, and not with respect to shares or other securities acquired (or underlying securities acquired) by CSV in exchange for SM Cayman warrants, SM Cayman preferred shares or other SM Cayman securities exercisable for, or convertible into, SM Cayman ordinary shares, which shares shall be subject to the same lock-up that applies to non-management shareholders;

•	a decrease of the board of directors of SearchMedia Holdings Limited (“ID Cayman”) after the closing to eight members, subtracting one director to be appointed by each of the Ideation representative and the SM Cayman shareholders’ representatives and requiring certain independence and citizenship requirements;

•	an amendment of a covenant which now requires each of the SM Cayman entities and each of the SM Cayman shareholders to use commercially reasonable efforts to amend each acquisition agreement for each subsidiary of Jingli Shanghai to provide that following the closing (i) up to 75% of the earn-out or other contingent payment due thereunder with respect to 2010 may be paid, at the option of ID Cayman, in equity securities of ID Cayman, and (ii) in all other instances, all earn-outs or other contingent payments will be made in cash, provided that all such amendments shall be approved by Ideation prior to the execution thereof;

•	an additional covenant requiring each of the Ideation parties, on the one hand, and the SM Cayman entities, on the other hand, to use commercially reasonable efforts prior to closing of the Share Exchange Agreement to reduce the expenses incurred by each such group, in connection with this transaction, by $2,000,000; and

•	the elimination of the earn-out make-up provision that allowed for any unearned portion of the earn-out shares to be issued if the closing price of the ID Cayman ordinary shares maintained a certain level for a consecutive thirty trading day period.
     This description of the third amendment is qualified in its entirety by reference to the copy of the Third Amendment filed as Exhibit 2.1 hereto, which is incorporated herein by this reference.
Item 3.02 — Unregistered Sale of Equity Securities
     At the closing of the Share Exchange Agreement, and as a result of the Third Amendment: (i) SM Cayman shareholders will receive 6,662,727 ordinary shares of ID Cayman, (ii) SM Cayman warrantholders will receive warrants to purchase 1,519,186 ordinary shares of ID Cayman, (iii) SM Cayman option holders will receive options to purchase 566,939 ordinary shares of ID Cayman, (iv) SM Cayman holders of restricted shares and restricted share units, which we refer to collectively as restricted share awards, will receive 261,179 restricted share awards of ID Cayman, and (v) certain SM Cayman noteholders will receive 1,712,874 ordinary shares of ID Cayman and warrants to purchase 428,219 ordinary shares of ID Cayman. In addition, the shareholders and warrantholders of SM Cayman may receive an additional 10,150,352 ordinary shares of ID Cayman pursuant to an earn-out provision in the share exchange agreement.
Forward Looking Statements
Any statements contained in this Form 8-K that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting Ideation and SearchMedia, their ability to complete a business combination and those other risks and uncertainties detailed in Ideation’s filings with the Securities and Exchange Commission (the “SEC”). Ideation and SearchMedia caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ideation and SearchMedia do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.
Participation in Solicitation/Additional Information
In connection with the proposed transaction, Ideation and ID Arizona Corp. filed Amendment No. 3 to Form S-4 containing a proxy statement/prospectus in conjunction with the transaction with the SEC on September 23, 2009, which is subject to review by the SEC. A definitive Proxy Statement/Prospectus will be mailed to Ideation stockholders. INVESTORS AND SECURITY HOLDERS OF IDEATION ARE URGED TO READ A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Ideation through the website maintained by the SEC at www.sec.gov under the registrant names Ideation and “ID Arizona Corp.” Free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Ideation, 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801.

Ideation, SearchMedia and their respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ideation’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 20, 2009, and information regarding SearchMedia’s directors and executive officers is available in Ideation’s and ID Arizona Corp.’s preliminary Proxy Statement/Prospectus, Amendment No. 3 of which was filed with the SEC on September 23, 2009, and can be found on the SEC website at www.sec.gov under the registrant name “ID Arizona Corp.” Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1	Third Amendment to Share Exchange Agreement, dated September 22, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2009	IDEATION ACQUISITION CORP.
/s/ Robert N. Fried
Robert N. Fried
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Third Amendment to Share Exchange Agreement, dated September 22, 2009

6